                                                                  Exhibit 10.1.4

                               FOURTH AMENDMENT TO
          SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT

     THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of the 14th day of August, 2000, by and among

     AAi.FOSTERGRANT, INC. (formerly known as Accessories Associates, Inc.), a corporation organized and existing under the laws of the State of Rhode Island (the "Borrower");

     FOSTER GRANT GROUP, L.P., a limited partnership organized under the laws of the State of Delaware ("Foster Grant") and FANTASMA, LLC, a limited liability company organized under the laws of the State of Delaware ("Fantasma");

     F.G.G. INVESTMENTS, INC., a corporation organized and existing under the laws of the State of Delaware, THE BONNEAU COMPANY, a corporation organized and existing under the laws of the State of Texas, BONNEAU HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware, BONNEAU GENERAL, INC., a corporation organized and existing under the laws of the State of Delaware, FOSTER GRANT HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware, and O-RAY HOLDINGS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporate Guarantors"; the Corporate Guarantors together with Foster Grant and Fantasma, the "Guarantors"; and the Guarantors together with the Borrower, the "Obligors");

     BANK OF AMERICA, N.A., a national banking association ("Bank of America"), formerly NationsBank, N.A., and each other financial institution which is party to the Financing Agreement (as that term is defined below) from time to time (collectively, the "Lenders" and individually, a "Lender"); and

     BANK OF AMERICA, N.A., a national banking association(the "Agent"), formerly NationsBank, N.A., in its capacity as both collateral and administrative agent for each of the Lenders.

                                    RECITALS

     A. The Borrower, the Guarantors, the Lenders and the Agent entered into a Second Amended and Restated Financing and Security Agreement dated July 21, 1998 (as amended by that certain First Amendment to Second Amended and Restated Financing and Security Agreement dated as of May 7, 1999, Second Amendment to Second Amended and Restated Financing and Security Agreement dated as of March 24, 2000, Third Amendment to Second Amended and Restated Financing and Security Agreement dated as of June 12, 2000 (the "Third Amendment", and as further amended, restated, modified, substituted, extended, and renewed from time to time, the "Financing Agreement"). The Financing Agreement provides for some of the agreements among the Borrower, the Guarantors, the Lenders and the Agent with respect to the "Loan" (as defined in the Financing Agreement), including the Revolving Credit Facility (as that term is defined in the Financing Agreement) in an amount not to exceed $60,000,000 and the Letter of Credit Facility which is part of the Revolving Credit Facility.

     B. The Borrower has requested that the Agent and Lenders modify the SNR Facility (as that term is defined in the Financing Agreement).

     C. The Agent and Lenders are willing to agree to the Borrower's request on the condition, among others, that this Agreement be executed.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Borrower, the Guarantors, the Lenders and Agent agree as follows:

     1. The Obligors, the Lenders and the Agent agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

     2. The Obligors, the Lenders and Agent agree that the aggregate outstanding principal balance under the Revolving Credit Note (subject to change for returned items and other adjustments made in the ordinary course of business) as of the close of the business day of August 11, 2000 is $24,546,674.32 and under the SNR Note as of the open of business on the date of this Agreement is $2,750,000.

     3. Each of the Borrower, Foster Grant and Fantasma represents and warrants to the Lenders and Agent as follows:

          (a) The Borrower is a corporation duly organized, and validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign corporation in good standing in every other state wherein the conduct of its business or the ownership of its property requires such qualification.

          (b) Foster Grant is a limited partnership duly organized, validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign limited partnership in every other state wherein the conduct of its business or the ownership of its property requires such qualification.

          (c) Fantasma is a limited liability company duly organized, validly existing and in good standing under the laws of the state in which it was organized and is duly qualified to do business as a foreign limited partnership in every other state wherein the conduct of its business or the ownership of its property requires such qualification.

          (d) Each of the Borrower, Foster Grant and Fantasma has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate corporate, partnership or limited liability company action, as applicable, to authorize the execution, delivery and performance of this Agreement.

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

          (e) The Financing Agreement, as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of the Borrower, Foster Grant and Fantasma, enforceable in accordance with its terms.

          (f) All of the Borrower's, Foster Grant's and Fantasma's representations and warranties contained in the Financing Agreement and the other Financing Documents are true and correct on and as of the date of the Borrower's, Foster Grant's and Fantasma's execution of this Agreement.

          (g) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by the Lenders and Agent.

     4.   The Financing Agreement is hereby amended as follows:

          (h) Section 1.1 of the Financing Agreement is hereby amended by changing certain existing definitions in their entirety and adding certain new definitions as follows:

          "EBITDA" MEANS FOR ANY PERIOD, THE CONSOLIDATED NET INCOME OF THE BORROWER AND ITS SUBSIDIARIES FOR SUCH PERIOD AFTER ALL EXPENSES EXCEPT DEPRECIATION, INTEREST, AMORTIZATION, TAXES AND, FOR THE FISCAL YEAR 2000 ONLY, EXECUTIVE SEVERANCE EXPENSES NOT TO EXCEED THE AGGREGATE AMOUNT OF $2,500,000, EXCLUDING, HOWEVER, AN AMOUNT EQUAL TO CASH SEVERANCE PAYMENTS FOR EXECUTIVES WHO HAVE NOT BEEN REPLACED.

          "SNR COMMITMENT PERIOD" MEANS THE PERIOD OF TIME FROM THE SNR CLOSING DATE TO DECEMBER 31, 2000.

          "SNR PARTICIPANT" MEANS THE EACH OF THE FOLLOWING ENTITIES AND ITS AND ITS SUCCESSORS AND "SNR PARTICIPANTS" THE COLLECTIVE REFERENCE TO ALL OF FOLLOWING ENTITIES :

               WESTON PRESIDIO CAPITAL II, L.P., A DELAWARE LIMITED PARTNERSHIP

               BANCBOSTON VENTURES, INC., A DELAWARE CORPORATION

               ST. PAUL VENTURE CAPITAL V, LLC, A DELAWARE LIMITED LIABILITY COMPANY

               NATIONAL CITY CAPITAL CORPORATION, A DELAWARE CORPORATION

               MARLIN CAPITAL, L.P., A DELAWARE LIMITED PARTNERSHIP

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

          "SNR PARTICIPATION AGREEMENT" MEANS EACH NOTE PARTICIPATION AGREEMENT DATED AS OF AUGUST 14, 2000, ONE EACH FROM EACH SNR PARTICIPANT, SEVERALLY, IN FAVOR OF THE AGENT AND THE SNR LENDERS, AS AMENDED, MODIFIED, RESTATED, SUBSTITUTED, EXTENDED AND RENEWED FROM TIME TO TIME, WITH RESPECT TO THE SENIOR NOTE REDEMPTION SUBFACILITY; AND "SNR PARTICIPATION AGREEMENTS" MEANS THE COLLECTIVE REFERENCE TO ALL PARTICIPATION AGREEMENTS INCLUDED IN THE TERM "SNR PARTICIPATION AGREEMENT." THE "MAXIMUM INVESTMENT" (AS DEFINED RESPECTIVELY IN THE PARTICIPATION AGREEMENT S) FOR THE SNR PARTICIPANTS IS AS FOLLOWS:

------------------------------------- ----------------------------- --------------------------
           SNR PARTICIPANT                     MAXIMUM                   CORRESPONDING
                                              INVESTMENT                   PERCENTAGE
------------------------------------- ----------------------------- --------------------------

WESTON PRESIDIO CAPITAL II, L.P.               $4,000,000                   56.3550%
------------------------------------- ----------------------------- --------------------------

BANCBOSTON VENTURES, INC.                      $  586,875                    8.2683%
------------------------------------- ----------------------------- --------------------------

ST. PAUL  VENTURE CAPITAL V, LLC               $1,173,750                   16.5366%
------------------------------------- ----------------------------- --------------------------

NATIONAL CITY CAPITAL CORPORATION              $  587,250                    8.2736%
------------------------------------- ----------------------------- --------------------------

MARLIN CAPITAL, L.P.                           $  750,000                   10.5665%
------------------------------------- ----------------------------- --------------------------

          (i) References in the Financing Agreement and in any of the Financing Agreement to "NationsBank" shall mean Bank of America.

     5. The second paragraph of Section 2.6.1 (Senior Note Redemption Subfacility) is hereby amended in its entirety as follows:

                    THE AMOUNT SET FORTH IN THE FOLLOWING TABLE IS HEREIN
     CALLED SUCH SNR LENDER'S "SNR COMMITTED AMOUNT," THE AGGREGATE OF ALL SNR LENDER'S SNR COMMITTED AMOUNTS EQUAL SEVEN MILLION NINETY-SEVEN THOUSAND EIGHT HUNDRED SEVENTY-FIVE DOLLARS ($7,097,875.00) AND IS HEREIN CALLED THE "TOTAL SNR COMMITTED AMOUNT," AND THE PROPORTIONATE SHARE SET FORTH IN THE FOLLOWING TABLE IS HEREIN CALLED SUCH SNR LENDER'S "SNR PRO RATA SHARE."

SNR LENDER                 SNR COMMITTED AMOUNT      SNR PRO RATA SHARE

BANK OF AMERICA               $3,275,946.13               46.1539%

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

SNR LENDER                 SNR COMMITTED AMOUNT      SNR PRO RATA SHARE

LASALLE                       $2,183,959.35               30.7692%

PNC                           $1,637,969.52               23.0769%

TOTAL SNR COMMITTED
AMOUNT                        $7,097,875                    100%

     6. References in the Financing Agreement to the "SNR Participation Agreement" and to the "SNR Participant" shall include all of the "SNR Participation Agreements" and all of the "SNR Participants."

     7. It is a condition of the agreements of the Agent and the Lenders under this Agreement that as of the date of this Agreement (a) each of the Obligors shall meet each of the requirements of Section 5.3 of the Financing Agreement that were applicable to the Obligors on the SNR Closing Date, and (b) each of the SNR Participants shall meet each of the requirements of Section 5.3 of the Financing Agreement that were applicable to the "SNR Participant" (as that term is defined in the Third Amendment), except that an opinion of counsel shall be required only for Weston Presidio Capital II, L.P., a Delaware limited partnership. Upon fulfillment of those requirements (including, without limitation, the execution and delivery of the SNR Participation Agreements), the "SNR Guaranty" (as that term is defined in the Third Amendment) and the "SNR Participation" (as that term is defined in the Third Amendment) shall be released, terminated and of no further force or effect.

     8.   With respect to the SNR Participations:

          (a) After February 28, 2001 and before April 15, 2001, the SNR Participants or the Borrower by notice to the Agent and the SNR Lenders may request that the SNR Participation Agreements be released, which the Agent and the SNR Lenders shall do if (i) the Borrower has delivered the annual financial statements, certificates and opinions as and when required by Sections 6.1.1(a) and (b); (ii) there shall exist no Default or Event of Default as of the date of those financial statements, the date of the notice and the date of the release;
(iii) the outstanding principal amount of the Revolving Loan plus the Outstanding Letter of Credit Obligations does not on the date of release exceed (after the application of any proceeds of an advance under the Revolving Credit Facility permitted under subsection (d) below) an amount equal to the lesser of
(A) the Total Revolving Credit Committed Amount or (B) the Borrowing Base, minus Ten Million Dollars ($10,000,000) and minus an amount equal to accrued and unpaid interest on the Senior Notes; and (iv) the conditions of the following subparagraph (c) have been met. For the purposes of this release, the Agent may conduct a field examination of the Borrower to confirm the values included in the Borrowing Base and to confirm that trade, taxes, other amounts payable and other obligations of the Borrower and the Guarantors have continued to be paid when due.

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

          (b) If the SNR Participants or the Borrower do not make a request meeting the requirements of subsection (a) above, for a period of thirty (30) days after the Borrower delivers the financial statements and certificates as and when required by Sections 6.1.1(c) for a month that is also the end of a fiscal quarter of the Borrower, the SNR Participants or the Borrower by notice to the Agent and the SNR Lenders may request that the SNR Participation Agreements be released, which the Agent and the SNR Lenders shall do if (i) the Borrower has delivered the monthly financial statements and certificates as and when required by Sections 6.1.1(c) for the fiscal quarter most recently ended;
(ii) there shall exist no Default or Event of Default as of the date of those financial statements, the date of the notice and the date of the release; (iii) the outstanding principal amount of the Revolving Loan plus the Outstanding Letter of Credit Obligations does not on the date of release exceed (after the application of any proceeds of an advance under the Revolving Credit Facility permitted under subsection (d) below) an amount equal to the lesser of (A) the Total Revolving Credit Committed Amount or (B) the Borrowing Base, minus Ten Million Dollars ($10,000,000) and minus an amount equal to accrued and unpaid interest on the Senior Notes; and (iv) the conditions of the following subparagraph (c) have been met. For the purposes of this release, the Agent may conduct a field examination of the Borrower to confirm the values included in the Borrowing Base and to confirm that trade, taxes, other amounts payable and other obligations of the Borrower and the Guarantors have continued to be paid when due.

          (c) The SNR Lenders shall have no obligation to release the SNR Participation Agreements unless the Mortgage at the time of the release shall grant a Lien covering the real property described therein to the Agent, for the ratable benefit of the SNR Lenders and the Agent to secure the SNR Loan Obligations (including, without limitation, the Agent's Obligations with respect thereto), and shall:

               (i)  be in form and substance satisfactory to the Agent;

               (ii) create a first priority Lien in such real property in favor of the Agent, for the ratable benefit of the SNR Lenders and the Agent to secure the SNR Loan Obligations (including, without limitation, the Agent's Obligations with respect thereto), subject only to Permitted Liens, zoning ordinances, existing leases related to a PILOT program, and such other matters as the Agent may reasonably approve and subject to no preference claims or other claims under the Bankruptcy Codes or under other Laws affecting the rights of creditors generally;

               (iii) be accompanied by a current appraisal of the fair market value of the subject real property prepared by appraisers reasonably satisfactory to the Agent, which appraisal shall show that the outstanding principal balance of the SNR Loan does not exceed 75% of such fair market value, which balance shall not exceed $5,775,000 after the application of any proceeds of an advance under the Revolving Credit Facility permitted under subsection (d) below;

               (iv) be accompanied by a current survey reasonably satisfactory in all respects to the Agent of the subject real property, prepared by a registered land surveyor or engineer satisfactory to the Agent;

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

               (v) be accompanied by evidence (including, without limitation, a Phase I report ordered by and for the Agent and meeting ASTM standards and the Agent's then current standards) reasonably satisfactory to the Agent regarding the current and past pollution control practices at such real property in connection with the discharge, emission, handling, disposal or existence of Hazardous Materials, which may include, at the Agent's request, an environmental audit of such real property prepared by a person or firm acceptable to the Agent;

               (vi) be accompanied by a mortgagee's title insurance policy or marked-up unconditional commitment or binder for such insurance in form and substance satisfactory to the Agent and issued by a title insurance company reasonably satisfactory to the Agent; and

               (vii) upon request of the Agent, be accompanied by a signed opinion of counsel addressed to the Agent and each of the Lenders, in form and substance satisfactory to the Agent, and from counsel, satisfactory to the Agent, licensed to practice in the state where the subject real property is located.

          (d) The Agent and the Lenders agree that the proceeds of the Revolving Credit Facility may be used to prepay the SNR Loan only if (i) at the time of a request for release under subparagraph (a) or (b) above, the Borrower makes a request for such use, stating the amount requested, (ii) the amount of the requested use is necessary to enable the Borrower to meet the requirements of clause (iii) of subparagraph (c) above, and (iii) upon such use, all conditions for the release requested have been met.

     9. The Borrower covenants and agrees to provide on or before August 31, 2000, the item required by clause (iv) of Section 8(c) above. This Section 9 replaces Section 10 of the Third Amendment.

     10. The Obligors, as applicable, hereby issue, ratify and confirm the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. The Obligors agree that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

     11. The Obligors acknowledge and warrant that the Agent and Lenders have acted in good faith and have conducted in a commercially reasonable manner their relationships with the Obligors in connection with this Agreement and generally in connection with the Financing Agreement and the Obligations, the Obligors hereby waiving and releasing any claims to the contrary.

     12. The Obligors shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by the Agent and Lenders and their counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of the Agent's counsel and all recording fees, taxes and charges.

     13. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by facsimile. Any party who chooses to deliver its signature by facsimile agrees to provide a counterpart of this Agreement with its inked signature promptly to each other party.

     IN WITNESS WHEREOF, the Borrower, the Guarantors, the Lenders and Agent have executed this Agreement under seal as of the date and year first written above on the pages that follow.


           THE SIGNATURES FOLLOW ON SIGNATURE PAGES S-1 THROUGH S-7.

                                 Signature Page

                               Fourth Amendment to
                           Second Amended and Restated
                        Financing and Security Agreement

                                      among

 AAi.FOSTERGRANT, INC. and certain of its affiliates, BANK OF AMERICA, N.A.(in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as "Lenders"


                                   AAi.FOSTERGRANT, INC. (formerly known as
                                   Accessories, Associates, Inc.)


                                   By: /s/ Mark Kost                      (SEAL)
                                       -----------------------------------
                                       Mark Kost
                                       Chief Financial Officer


                                   FOSTER GRANT GROUP, L.P.
                                   By:      Bonneau General, Inc.
                                            General Partner


                                   By: /s/ Mark Kost                      (SEAL)
                                       -----------------------------------
                                       Mark Kost
                                       Chief Financial Officer


                                   FANTASMA, LLC


                                   By: /s/ Mark Kost                      (SEAL)
                                       -----------------------------------
                                       Mark Kost
                                       Chief Financial Officer

                                 Signature Page

                 Fourth Amendment to Second Amended and Restated
                        Financing and Security Agreement

                                      among

 AAi.FOSTERGRANT, INC. and certain of its affiliates, BANK OF AMERICA, N.A.(in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as "Lenders"


                                   F.G.G. INVESTMENTS, INC.



                                   By: /s/ Mark Kost                      (SEAL)
                                       -----------------------------------
                                       Mark Kost
                                       Chief Financial Officer


                                   THE BONNEAU COMPANY


                                   By: /s/ Mark Kost                      (SEAL)
                                       -----------------------------------
                                       Mark Kost
                                       Chief Financial Officer


                                   BONNEAU GENERAL, INC.


                                   By: /s/ Mark Kost                      (SEAL)
                                       -----------------------------------
                                       Mark Kost
                                       Chief Financial Officer

                                 Signature Page

                 Fourth Amendment to Second Amended and Restated
                        Financing and Security Agreement

                                      among

 AAi.FOSTERGRANT, INC. and certain of its affiliates, BANK OF AMERICA, N.A.(in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as "Lenders"


                                   BONNEAU HOLDINGS, INC.



                                   By: /s/ Mark Kost                      (SEAL)
                                       -----------------------------------
                                       Mark Kost
                                       Chief Financial Officer


                                   FOSTER GRANT HOLDINGS, INC.


                                   By: /s/ Mark Kost                      (SEAL)
                                       -----------------------------------
                                       Mark Kost
                                       Chief Financial Officer

                                 Signature Page

                 Fourth Amendment to Second Amended and Restated
                        Financing and Security Agreement

                                      among

 AAi.FOSTERGRANT, INC. and certain of its affiliates, BANK OF AMERICA, N.A.(in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as "Lenders"


                                   O-RAY HOLDINGS, INC.


                                   By: /s/ Mark Kost                      (SEAL)
                                       -----------------------------------
                                       Mark Kost
                                       Chief Financial Officer

                                 Signature Page

                 Fourth Amendment to Second Amended and Restated
                        Financing and Security Agreement

                                      among

 AAi.FOSTERGRANT, INC. and certain of its affiliates, BANK OF AMERICA, N.A.(in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as "Lenders"


                                   BANK OF AMERICA, N.A., Agent


                                   By: /s/ Gary W. Bartlett               (SEAL)
                                       -----------------------------------
                                       Gary W. Bartlett
                                       Vice President


                                   BANK OF AMERICA, N.A.
                                   in its capacity as a Lender


                                   By: /s/ Gary W. Bartlett               (SEAL)
                                       -----------------------------------
                                       Gary W. Bartlett
                                       Vice President

                                 Signature Page

                 Fourth Amendment to Second Amended and Restated
                        Financing and Security Agreement

                                      among

 AAi.FOSTERGRANT, INC. and certain of its affiliates, BANK OF AMERICA, N.A.(in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as "Lenders"


                                   LASALLE BUSINESS CREDIT, INC.


                                   By: /s/ Stephen V. Rieger              (SEAL)
                                       -----------------------------------
                                       Stephen V. Rieger
                                       First Vice President

                                 Signature Page

                 Fourth Amendment to Second Amended and Restated
                        Financing and Security Agreement

                                      among

 AAi.FOSTERGRANT, INC. and certain of its affiliates, BANK OF AMERICA, N.A.(in its capacity as "Agent"), and BANK OF AMERICA, N.A. and the other financial institutions which are parties to the Financing Agreement as "Lenders"


                                   PNC BANK, NATIONAL ASSOCIATION


                                   By: /s/ Rose Crump                     (SEAL)
                                       -----------------------------------
                                       Rose Crump
                                       Vice President

EXHIBIT A-2

                                    SNR NOTE

$__________                                                  Baltimore, Maryland

                                                                 August __, 2000

     FOR VALUE RECEIVED, AAi.FOSTERGRANT, INC. (formerly known as Accessories Associates, Inc.), a corporation organized and existing under the laws of the State of Rhode Island (the "Borrower"), promises to pay to the order of ________________ (the "SNR Lender"), the principal sum of ____________________
DOLLARS ($___________) (the "Principal Sum"), or so much thereof as has been or may be advanced to or for the account of the Borrower pursuant to the terms and conditions of the "Financing Agreement" (as hereinafter defined) with respect to the SNR Lender's SNR Pro Rata Share of the SNR Loan (as those terms are defined in the Financing Agreement), together with interest thereon at the rate or rates provided in the Financing Agreement. All capitalized terms used, but not specifically defined herein, shall have the meanings given such terms in the Financing Agreement.

     1.   INTEREST.

     Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at the Applicable Interest Rate or, if applicable, the Post Default Rate. The rate of interest charged under this Note shall change immediately and contemporaneously with any change in the Applicable Interest Rate. All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

     2.   PAYMENTS AND MATURITY.

     The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

          (e) Interest shall be paid at the times for the payment of interest set forth in Section 2.3 of the Financing Agreement; and

          (f) The Borrower shall make installment payments of principal at the times and in the amounts provided in Section 2.6.4 (Payments of Senior Note Redemption Subfacility) of the Financing Agreement; and

          (g) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on the Revolving Credit Expiration Date (as that term is defined in the Financing Agreement).

The fact that the balance hereunder may remain at or may be reduced to zero from time to time pursuant to the Financing Agreement will not affect the continuing validity of this Note or the

Financing Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

     3.   LATE CHARGES.

     If the Borrower shall fail to make any payment under the terms of this Note within ten (10) days after the date such payment is due, the Borrower shall pay to the SNR Lender on demand a late charge equal to five percent (5%) of such payment.

     4.   APPLICATION AND PLACE OF PAYMENTS.

     All payments, made on account of this Note shall be applied first to the payment of any late charge then due hereunder, second to the payment of accrued and unpaid interest then due hereunder, then to any installments of principal then due and payable hereunder, and, if the Borrower is permitted to make a SNR Loan Optional Prepayment (as that term is defined in the Financing Agreement), then to any applicable Early Termination Fee (as that term is defined in the Financing Agreement), and the remainder, if any, shall be applied to installments of principal in the inverse order of maturity. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of Bank of America, N. A. (the "Agent") at the office of Bank of America Business Credit in Baltimore, Maryland or at such other times and places as the Agent (as that term is defined in the Financing Agreement) may at any time and from time to time designate in writing to the Borrower.

     5.   FINANCING AGREEMENT.

     This Note is an "SNR Note" described in a Second Amended and Restated Financing and Security Agreement dated July 21, 1998 (as amended by that certain First Amendment to Second Amended and Restated Financing and Security Agreement dated as of May 7, 1999, Second Amendment to Second Amended and Restated Financing and Security Agreement dated as of March 24, 2000, Third Amendment to Financing and Security Agreement dated the same date as this Note (the "Third Amendment"), and as further amended, restated, modified, substituted, extended, and renewed from time to time, the "Financing Agreement") by and among the Borrower, Bank of America, N.A., a national banking association, in its capacity as Agent (the "Agent"), the SNR Lender, and others identified from time to time therein as "Obligors," "SNR Lenders" and "Lenders" under the Financing Agreement. The indebtedness evidenced by this Note is included within the meaning of the term "Obligations" under the Financing Agreement.

     6.   SECURITY.

     This Note is secured by the Mortgage (as that term is defined in the Financing Agreement) and as otherwise provided in the Financing Agreement.

     7.   EVENTS OF DEFAULT.

     The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Note:

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          (h)  The failure of the Borrower to pay to the SNR Lender when due any and all amounts payable by the Borrower to the SNR Lender under the terms of this Note; or

          (i) The occurrence of an "Event of Default" (as defined in the Financing Agreement).

     8.   REMEDIES.

         Upon the occurrence of an Event of Default, at the option of the SNR Lender, all amounts payable by the Borrower to the SNR Lender under the terms of this Note shall immediately become due and payable by the Borrower to the SNR Lender without notice to the Borrower or any other person, and the SNR Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws. The Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby waives presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agrees that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrower, guarantors and endorsers.

         The SNR Lender agrees with the Agent and the other Lenders that the decisions and determinations of the Required Lenders in enforcing this Note and in guiding the Agent in this matter shall be binding upon the SNR Lender, including, without limitation, authorizing the Agent at the pro rata expense of the SNR Lenders (to the extent not reimbursed by the Borrower) to retain attorneys to seek judgment on this Note. The SNR Lender similarly agrees with the Agent and the other Lenders and covenants with the Borrower that it will not seek to separately institute any legal action on this Note. All rights of action under this Note may be enforced by the Agent only and any suit or proceeding instituted by the Agent in furtherance of such enforcement may be brought in its name as Agent without the necessity of joining as plaintiffs or defendants the SNR Lender, and the recovery of any judgment shall be for the benefit of the Agent and the SNR Lenders, subject to the expenses of the Agent.

     9.   ARBITRATION.

     ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING, BUT NOT LIMITED TO THOSE ARISING OUT OF THIS NOTE, THE FINANCING AGREEMENT OR THE OTHER FINANCING DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE ACT), THE RULES OF PRACTICE AND PROCEDURE FOR ARBITRATION OF COMMERCIAL DISPUTES OF THE JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.) AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF AN INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS NOTE OR ANY OTHER FINANCING DOCUMENT MAY BRING ANY ACTION, INCLUDING A SUMMARY OR EXPEDITED

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PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE
RELATES IN ANY COURTS HAVING JURISDICTION OVER SUCH ACTION.

     (A) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF AGENT'S DOMICILE AT THE TIME OF EXECUTION OF THIS NOTE AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR. IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCING OF SUCH HEARING FOR AN ADDITIONAL 60 DAYS.

     (B) RESERVATION OF RIGHTS. NOTHING IN THIS NOTE OR OTHER FINANCING DOCUMENTS SHALL BE DEEMED TO: (I) LIMIT OR EXPAND THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT OR EXPAND THE RIGHT OF THE LENDER. (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SET OFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS NOTE OR ANOTHER LOAN DOCUMENT. NEITHER THE EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF ANY ACTION FOR FORECLOSURE OR FOR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     10.  NOTICES.

     Any notice, request, or demand to or upon the Borrower or the SNR Lender shall be deemed to have been properly given or made when delivered in accordance with Section 9.1 of the Financing Agreement.

     11.  APPLICABLE LAW.

     The Borrower acknowledges and agrees that this Note shall be governed by the laws of the State of Maryland, even though for the convenience and at the request of the Borrower, this Note may be executed elsewhere.

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     IN WITNESS WHEREOF, each of the Borrower has caused this Note to be executed under seal by its duly authorized officers as of the date first written above.


WITNESS:                           AAI.FOSTERGRANT, INC. (formerly known as
                                   Accessories Associates, Inc.)


                                   By: /s/ Mark Kost                      (Seal)
----------------------------           -----------------------------------
                                       Mark Kost
                                       Chief Financial Officer


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